UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 22, 2015
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On April 22, 2015, F5 Networks, Inc. (the “Company”) announced that the Board of Directors of the Company on April 19, 2015 appointed Manuel Rivelo as its next President and Chief Executive Officer (“CEO”) and as a director of the Company. Mr. Rivelo will assume his new roles effective July 1, 2015, at which time current President and CEO John McAdam will retire as an employee of the Company. As of July 1, 2015, Mr. McAdam will become the Company’s non-executive Chairman and current Chairman Alan J. Higginson will become the Company’s Lead Independent Director. The Company’s press release announcing Mr. Rivelo’s appointment and these other changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Mr. Rivelo, age 50, has served as the Company’s Executive Vice President, Strategic Solutions, since October 2011. Prior to joining F5, Mr. Rivelo was Senior Vice President of Engineering Systems and Operations for Cisco Systems, Inc., a worldwide provider of information technology products and services. During his 19 years at Cisco, Mr. Rivelo, among other things, served as a member of the Cisco Engineering Leadership Team, ran Worldwide Sales and Engineering Operations, and was head of the Worldwide Systems Engineering organization. Mr. Rivelo also serves on the board of directors of Apollo Group, Inc., one of the world's largest private education providers. He holds bachelor's and master's degrees in Electrical Engineering from the Stevens Institute of Technology.
Through his experience as the Company’s Executive Vice President, Strategic Solutions, Mr. Rivelo brings to the Board intimate knowledge of the Company’s strategic development, product management, and global marketing strategy. In addition, through his executive and management experience at the Company and at prior companies, Mr. Rivelo has a broad understanding of the operational issues that face companies such as F5, and as the Company’s new President and Chief Executive Officer, he will be a critical bridge between everyday Company, industry, and investor matters and the Board.
There are no arrangements or understandings between Mr. Rivelo and any other persons pursuant to which he was selected as a director. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Rivelo’s appointment, the Company will effective July 1, 2015 increase Mr. Rivelo’ s annual base salary to $650,000.00 and his target annual bonus to 130% of base salary. In addition, Mr. Rivelo will on May 1, 2015 receive restricted stock units having an aggregate target fair market value of approximately $1,500,000.00 on the date of grant, of which half of the target value of the restricted stock units will be time-based restricted unit awards and half of the target value of the awards will be performance-based restricted stock units (which performance-based restricted stock units will be subject to an overachievement allocation, if applicable). These restricted stock unit awards will vest to the extent applicable quarterly through fiscal 2019 and otherwise be subject to such other terms as set forth in the F5 Network, Inc. 2014 Incentive Plan and applicable award agreements.
In connection with Mr. McAdam’s retirement as an employee of the Company as of July 1, 2015 and in recognition of his service to the Company, the Company and Mr. McAdam intend to enter into a retirement agreement whereby (i) Mr. McAdam will be eligible to earn the cash incentive bonus for the fourth quarter of fiscal year 2015 under the Company’s fiscal year 2015 bonus program, (ii) Mr. McAdam’s performance-based restricted stock units will have the opportunity to vest based on Company performance for the third and fourth quarters of fiscal year 2015 and (iii) Mr. McAdam will continue to vest in his time-based restricted stock units.   Although his performance-based restricted stock units by their terms would continue to vest as long as Mr. McAdam continued as a director, Mr. McAdams has agreed to forfeit all outstanding performance-based restricted stock units that have the opportunity to vest based on performance beyond fiscal year 2015.
For additional information regarding Messrs. Rivelo and McAdam, please review the relevant disclosures in the Company’s last proxy statement filed with the Securities and Exchange Commission on January 16, 2015, which disclosure is incorporated by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 19, 2015, the Board of Directors of the Company approved the adoption of the Company’s Fifth Amended and Restated Bylaws (the “Amended and Restated Bylaws”).
With respect to the officers of the Company, the Amended and Restated Bylaws provide that the Board of Directors may, in its discretion, appoint a Lead Independent Director of the Board of Directors who, among other things, shall preside at the meetings of the shareholders and the Board of Directors in the absence of the Chairperson.
The Amended and Restated Bylaws also expand the maximum number of authorized directors to be set by resolution of the Board from nine (9) to no more than ten (10).
A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.6 and is incorporated by reference herein.

Forward Looking Statements
Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include, among others, statements regarding management and Board of Directors succession matters. Forward-looking statements are not guarantees of future actions, events, results or performance, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or Board, as well as those beyond the Company’s control. Such risks and uncertainties include, but are not limited to, timing and integration of management and Board changes (and related arrangements) and changes in strategic and other business objectives. For more information on factors that may affect future performance, events, results or actions, please review “Risk Factors” described in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as other public filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date hereof, and the Company undertakes no obligation to update the information provided herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

3.6	Fifth Amended and Restated Bylaws adopted April 19, 2015.
99.1	Press Release of F5 Networks, Inc. dated April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: April 22, 2015	By:	/s/ John McAdam
John McAdam
President and Chief Executive Officer